UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act 1934

                          Date of Report: June 13, 2005

                                    a21, Inc.
             (Exact name of registrant as specified in its charter)

                                      Texas
                         (State or other jurisdiction of
                         incorporation or organization)

             333-68213                                 74-2896910
      (Commission File Number)             (I.R.S. Employer Identification No.)

7660 Centurion Parkway, Jacksonville, Florida            32256
    (Address of Principal                              (Zip Code)
     Executive Offices)

Registrant's telephone number, including areas code:  (904) 565-0066

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On June 13, 2005, the Board of Directors of a21, Inc. (ATWO.OB), a Texas corporation (the "Company"), elected Ardell D. Albers, Senior Vice President and Chief Technology Officer for MusicNet, a leading business-to-business digital music service provider platform, to the Board of Directors.

      Mr. Albers has not yet been appointed to serve on any of the Board's committees. There were no arrangements or understandings between Mr. Albers and any other persons pursuant to which Mr. Albers was selected as a director.

      A copy of the press release announcing Mr. Albers's election to the Board is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits

      (c)   Exhibits

      99.1  Press release of a21, Inc., dated June 13, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             a21, Inc.

                             By: /s/ Albert H. Pleus
                                 -------------------
                                 Albert H. Pleus
                                 Chief Executive Officer


Dated: June 15, 2005


                                       3